Virtus Emerging Markets Equity Income Fund,

a series of Virtus Opportunities Trust

Supplement dated November 10, 2014 to the

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 29, 2014, as supplemented and revised

Important Notice to Investors

The following disclosure hereby replaces the current disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the statutory prospectus:

> James Collery, Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Collery has served as a Portfolio Manager of the fund since inception in September 2012.

> David Hogarty, Head of Strategy Development—Global Equity Strategies at KBI. Mr. Hogarty has served as a Portfolio Manager of the fund since inception in September 2012.

> John Looby, Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Looby has served as a Portfolio Manager of the fund since October 2014.

> Ian Madden, Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Madden has served as a Portfolio Manager of the fund since inception in September 2012.

> Gareth Maher, Head of Portfolio Management—Global Equity Strategies at KBI. Mr. Maher has served as a Portfolio Manager of the fund since inception in September 2012.

> Massimiliano Tondi, CFA, Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Tondi has served as a Portfolio Manager of the fund since October 2014.

The table and the biographical information under “KBI” in the section “Portfolio Management” on page 199 is hereby replaced with the following:

Virtus Emerging Markets Equity Income Fund

James Collery (since the fund’s inception in September 2012)

David Hogarty (since the fund’s inception in September 2012)

John Looby (since October 2014)

Ian Madden (since the fund’s inception in September 2012)

Gareth Maher (since the fund’s inception in September 2012)

Massimiliano Tondi, CFA (since October 2014)

James Collery. Mr. Collery is Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Collery joined the firm in 2001 as a Performance & Risk Analyst. In 2003, he was appointed as a Portfolio Manager on a hedge fund team. During this time, he worked on a fund of funds where he was responsible for manager due diligence as well as portfolio construction, and on a direct equity long short fund, which was quantitatively managed. Mr. Collery joined the Dividend Plus team in 2007.

David Hogarty. Mr. Hogarty is Head of Strategy Development—Global Equity Strategies at KBI. Mr. Hogarty joined the firm in 1994 and has held a number of senior management roles including responsibility for Product Development, Business Development and Consultant Relationships. Mr. Hogarty was instrumental in developing the Dividend Plus equity strategy in 2003 and has been a member of the investment team since launch. He is also a former member of the Irish Association of Pension Funds (IAPF) Investment Committee.

John Looby. Mr. Looby is Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Looby joined the firm in September 2014. Prior to joining KBI, he was senior investment manager at Setanta Asset Management, where he was the lead portfolio manager of the flagship Global Equity Fund. Mr.

Looby began his investment management career in 1990 and has had roles spanning fixed income, absolute return and equities.

Ian Madden. Mr. Madden is Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant and joined the Dividend Plus team in 2004. In 2002, Ian was appointed Manager of the Institutional Business Support unit, responsible for unit trust dealing, client cash flow, audit reporting and client queries. Prior to joining KBI, he worked for the international division of National Irish Bank.

Gareth Maher. Mr. Maher is Head of Portfolio Management—Global Equity Strategies at KBI. He joined the KBI Dividend Plus team in 2008, having managed U.S., Irish and Far Eastern equities for the firm from 2000. Previously, Mr. Maher managed Japanese, Far Eastern and U.S. equity portfolios for Irish Life Investment Managers and Eagle Star (Zurich) from 1987 to 2000.

Massimiliano Tondi, CFA. Mr. Tondi is Senior Portfolio Manager—Global Equity Strategies at KBI. Mr. Tondi joined the firm in September 2014. Prior to joining KBI, he was a quantitative portfolio manager at Fideuram Asset Management (2011 to 2014), where he previously served as a risk manager (2007 to 2011). Mr. Tondi began his career in the financial sector in 2004.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/KBI PMs (11/14)